Preferred Units (FY)	12 Months Ended
Dec. 31, 2021
Preferred Units Description and Other Disclosures [Abstract]
Preferred Units
9. Preferred Units
Prior to the Merger, the Company had issued Class A preferred units, Class B preferred units, and Class C preferred units, collectively referred to as the “Preferred Units”. In June 2020, the Company issued and sold 5,404,588 Class C preferred units at a purchase price of $4.0008 per unit, resulting in cash proceeds of $21.2 million net of issuance costs of $0.4 million.
In connection with the issuance and sale of Class C preferred units, a majority of the Company’s voting preferred and common unit holders voted to amend the Company’s operating agreement such that Class B preferred unitholders who did not participate in a minimum purchase of Class C preferred units, referred to as non-participating holders, became holders of Class B preferred units referred to as “Defaulting Class B Preferred Units.” Class B preferred units other than the Defaulting Class B Preferred Units are referred to as Ordinary Class B preferred units. The terms of the Defaulting Class B Preferred Units are similar to the terms of common units with respect to distributions, except that Defaulting Class B Preferred Units are treated as one-fifth (1/5) of a common unit. The Defaulting Class B Preferred Units lose their rights associated with Preferred Units and have no voting rights. For accounting purposes, this transaction was treated as an extinguishment of the existing Class B preferred units held by the non-participating holders and the issuance of a new security. The carrying value of $7.0 million for the Class B preferred units exchanged for Defaulting Class B Preferred Units was removed from Preferred units on the balance sheet and the Defaulting Class B Preferred Units were reflected in permanent equity at their issuance date fair value of $0.3 million with the difference $6.7 million reflected as a reduction of accumulated deficit.
Yumanity Reorganization and Merger
Immediately prior to the Merger on December 22, 2020, pursuant to the Yumanity Reorganization, all of the Class A, Class B, and Class C preferred units converted to shares of Yumanity, Inc. common stock. Pursuant to the Merger, these shares of Yumanity Inc. common stock were then exchanged for shares of PTI common stock based upon the Exchange Ratio and the related carrying value was reclassified to common stock and additional paid-in capital. There were no preferred units outstanding after the Yumanity Reorganization.